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                                                                   EXHIBIT 10.24

                           SALE AGREEMENT BETWEEN

                               HPSC, INC. AND

                     SPRINGFIELD INSTITUTION FOR SAVINGS

        THIS SALE AGREEMENT dated November 16, 1995 by and between HPSC, INC., whose principal place of business is at 60 State Street, Boston, Massachusetts 02109 (the "Seller") and SPRINGFIELD INSTITUTION FOR SAVINGS, whose principal place of business is at 1441 Main Street, Springfield, Massachusetts 01103 (the "Buyer").

        BACKGROUND: Seller is engaged in the business of making third party loans to individuals and companies in the medical industry and has offered to sell certain of such loans to Buyer. This Agreement sets forth the terms and conditions which will be applicable to such sale.

1.      CERTAIN DEFINITIONS.
        ------- -----------

        1.1 The capitalized terms used herein shall have the meanings set forth in this Section 1 or elsewhere in this Agreement:

        "Balance of Payments" means the total of all unpaid Payments due and to become due under the Underlying Loans.

        "Collateral Documents" means the contracts, notes, security agreements, loan agreements, guaranties, mortgages, landlord's waivers, subordination agreements, UCC financing statements, assignments, chattel paper and other documents and instruments evidencing and/or securing the Underlying Loans in which the Seller has sold this day to Buyer, as described in EXHIBIT A-1 to the Security Agreement.

        "Default" shall mean an event or condition which with the passage of time or the giving of notice or both would become an Event of Default.

        "Documentation" means any and all documents which evidence or secure the Obligations, including but not limited to the following documents, as the same may be amended from time to time: (i) this Agreement, the Security Agreement, and any affidavit and/or certificate delivered this date by the Seller to Buyer and (ii) the Loan Agreement, the Note and the Security Agreement and associated documents delivered by Seller to Buyer dated April 13, 1995 as the same may be amended from time to time.

        "Event of Default" shall have the meaning set forth in Section 9 hereof.


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                                      2

         "Float Payment" shall mean the amount due from Seller to Buyer for each day in which a payment is not made as required hereunder, such payment to equal the product of the amount of the late payment times eight and one-quarter (8.25%) per cent per annum divided by 360.

         "Gross Underlying Loan Payment or Payments" shall mean the entire monthly loan payment hereafter due from time to time from each Underlying Debtor on its Underlying Loan, which amounts are set forth on attached EXHIBIT 1 under the column entitled "Gross Monthly Payment by Customer."

         "Obligations" means any and all amounts due from time to time from Seller to Buyer hereunder, including any Float Payments, plus any and all other Indebtedness of Seller to Buyer, no matter how or when arising and whether under this Agreement or under any other agreement, guaranty or instrument, including, without limitation, the obligations of Seller to Buyer under the Loan Agreement dated April 13, 1995 and all associated documents, and including the obligation to perform acts or to refrain from acting.

         "Payment(s)" means the Gross Underlying Loan Payments.

        "Permitted Liens" means "none," as there are no liens permitted as to the Collateral Documents.

         "Repurchase Price" of an Underlying Loan means, at any time, the net present value of the SIS Monthly Pass Through Payments remaining until the earlier of the SIS Final Payment Date or the Maturity Date of such Underlying Loan, using a discount rate of eight and 25/100 (8.25%) per cent per annum, plus any outstanding Float Payments due as described in Section 6.2(b) plus Buyer's costs of maintaining the Collateral and any other costs incurred with respect to the Underlying Loans as provided hereunder and under the Security Agreement, including its costs of collection and its reasonable attorneys' fees.

         "Revolving Credit Agreement" means the Amended and Restated Revolving Credit Agreement dated May 15, 1995 by and among Seller, The First National Bank of Boston, Bank of America Illinois, Shawmut Bank, N.A., CoreStates Bank, N.A. and The Daiwa Bank, Limited, attached hereto as EXHIBIT 3, which is hereby incorporated herein by reference.

         "Security Agreement" means the Security Agreement of even date herewith from Seller to Buyer as amended from time to time in which Seller grants to Buyer a perfected first security interest in the Collateral Documents.

         "SIS Final Payment Date" shall mean December 1, 2000.


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                                      3

         "SIS Monthly Pass Through Payments" shall mean that portion of the Gross Underlying Loan Payments hereafter due from the Underlying Debtors which is payable to the Bank from month to month until the SIS Final Payment Date, which amounts are set forth with respect to each Underlying Debtor and in the aggregate on attached EXHIBIT 1 under the columns entitled 11/1/95 through and including 12/01/2000. The total of all SIS Monthly Pass Through Payments are set forth at the bottom of each such column on EXHIBIT 1, and such total is also set forth on attached EXHIBIT 2, under the column entitled "Total SIS Payment."

         "Underlying Debtor or Debtors" as the case may be, means the borrower or borrowers from the Seller under any one or more of the Underlying Loans.

         "Underlying Debtor Default" means: (i) failure of an Underlying Debtor under any Collateral Document to make a Payment within sixty (60) days of the due date of that Payment; (ii) failure of an Underlying Debtor to perform any of its material obligations under any Collateral Documents other than its failure to make timely Payments which is not cured within the period provided therein;
(iii) insolvency of an Underlying Debtor, inability of an Underlying Debtor to pay its debts as they mature, the making by an Underlying Debtor of an assignment for the benefit of creditors, or institution of any proceeding by or against an Underlying Debtor alleging that it is insolvent or unable to pay its debts as they mature if such proceeding is not withdrawn or dismissed within sixty (60) days after its institution; (iv) entry of any final judgment against an Underlying Debtor remaining unsatisfied for a period of thirty (30) days if such judgment is reasonably deemed by Buyer to be a material factor in the creditworthiness of the Underlying Debtor; (v) death of an Underlying Debtor who is a natural person or of any general partner of a Lessee which is a partnership and whom Buyer reasonably deems to be material to the creditworthiness of the Underlying Debtor; (vi) dissolution, merger, consolidation or transfer of a substantial part of the property of an Underlying Debtor which is a corporation or a partnership, if such dissolution, merger consolidation or transfer is reasonably deemed by Buyer to be a material factor in determining the creditworthiness of such Underlying Debtor; or (vi) falsity in any material respect as of the date made in any material statement, representation or warranty of an Underlying Debtor in connection with any Collateral Document.

         "Underlying Loans" means the loans from Seller to certain of Seller's customers, referred to herein as the Underlying Debtors, which constitute a part of the Collateral Documents. The Underlying Loans are summarized in attached
EXHIBIT  1.

        1.2 Capitalized terms used in the provisions of the Revolving Credit Agreement that are incorporated herein by reference


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                                      4

shall have the meanings ascribed to such terms in this Agreement, except as set forth below:

        (a) the following capitalized terms used in the incorporated provisions of the Revolving Credit Agreement shall have the definitions ascribed to such terms in the Revolving Credit Agreement, which definitions are hereby incorporated herein in their entirety by reference:

        "ACFC, Capital Assets, Capital Expenditures, Capitalized Leases, Code, Consolidated, Consolidated Earnings Before Interest and Taxes, Consolidated Net Income (or Deficit), Consolidated Tangible Capital Funds, Consolidated Tangible Net Worth, Consolidated Total Assets, Consolidated Total Interest Expense, Consolidated Total Liabilities, Credit, Credit Policy, Customer, Customer Receivable, Delinquent, Distribution, Employee Benefit Plan, Equipment, ERISA, ERISA Affiliate, ERISA Reportable Event, Funding, generally accepted accounting principles, Gross Customer Receivables, Guaranteed Pension Plan, Hazardous Substances, Indebtedness, Interest Ratio, Investments, Multiemployer Plan, Obligor, PBGC, Person, Reissued Customer Receivables, Rental Obligations, Reserves, Residual Value of Equipment, Subordinated Debt, Subsidiary, Unearned Income."

        (b) the following capitalized terms as used in the Revolving Credit Agreement shall have the following meanings herein:

        "Accounts Receivable," and "Eligible Accounts Receivable" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall be deleted herein.

        "Agent" or "Banks" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Buyer."

        "Contract," as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Collateral Documents."

        "Credit Agreement" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to this "Agreement."

        "Loan Documents" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Documentation."

2.      THE SALE.
        --------

        2.1 Sale. Subject to the conditions set forth in Section 3 below, Seller hereby sells and assigns to Buyer and Buyer hereby

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                                      5

purchases, (i) all of Seller's right, title and interest in and to the Underlying Loans, the Collateral Documents, and all Payments now and hereafter due thereunder, and (ii) all of Seller's right, title and interest in and to the Equipment covered by such Collateral Documents.

        2.2 PRICE. The purchase price of the Collateral Documents (the "Price"), shall be $1,669,156.25.

        2.3 PAYMENT OF THE PRICE. $1,515,496.53 of the Price shall be paid by Buyer to Seller by cash or a bank check on the date of this Agreement. Such portion of the Price constitutes the total of the amounts listed on page one of attached EXHIBIT 1 under the column entitled "Principal Balance," minus $24,429.51, the November 1, 1995 monthly principal payment. The balance of the Price (the "Remaining Price") shall be paid in consecutive monthly payments in the amounts set forth in the column entitled "HPSC, INC. PAYMENT" on attached
EXHIBIT 2. The Buyer shall have no personal obligation to pay to Seller the Remaining Price, it being agreed that the Seller's sole source of payment of the Remaining Price shall be from payments made from time to time by the Underlying Debtors on the Underlying Loans. As set forth below, however, Seller's right to receive the Remaining Price from the Underlying Debtors or the Collateral Documents is subordinated to all amounts to from Seller to Buyer for the Obligations.

3. CONDITIONS OF SALE. The obligation of the Buyer to purchase the Underlying Loans and Collateral Documents is subject to the following conditions precedent:

        3.1 (i) The Seller shall be in compliance with all the terms, covenants and conditions of this Agreement which are binding upon it directly or indirectly, (ii) there shall exist no Default hereunder, and (iii) the representations and warranties contained in this Agreement shall be true as of such date.

        3.2 The Buyer shall have received from counsel for the Seller, a favorable opinion as to the validity and enforceability of the Documentation, and as to such other matters as the Buyer may reasonably request.

        3.3 The Buyer shall have received a certificate of the Secretary or an Assistant Secretary of the Seller which shall certify the names of the officers of the Seller authorized to sign this Agreement and all other documents contemplated hereby or referred to herein together with the true signatures of such officers, upon which such certificate the Buyer may rely until it shall receive a further signed certificate of the Secretary or an Assistant Secretary of the Seller canceling or amending its prior certificate and setting forth the signatures of the officers named in such further certificate.

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                                      6

        3.4 No law, regulation, executive order or judicial order (including, without limitation, Regulations U or X of the Board of Governors of the Federal Reserve System), ruling, other governmental action or guideline shall be in effect or shall have occurred, the effect of which in the Buyer's judgment would be to prevent the Buyer from fulfilling its obligations hereunder.

        3.5 All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer and the Buyer shall have received all information and all documents (including, but not limited to, copies of corporate votes and copies of the Articles of Organization and bylaws of the Seller, each as amended to date and each certified by the Secretary), including records of corporate proceedings, which the Buyer may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper corporate or govern mental authorities. The acceptance by the Seller of each advance shall constitute a representation by the Seller to the Buyer that all of the applicable conditions specified in this Section exist as of the time of the making of such borrowing.

        3.6 The Buyer shall have received all of the Collateral Documents described in this Agreement and the Security Agreement.

4.      SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.

        4.1 OUTSTANDING PRINCIPAL OF UNDERLYING LOANS. Seller represents to Buyer that the attached EXHIBIT 1 contains a full, complete and accurate description of the Underlying Loans and that the amount listed under the column "Principal Balance" on EXHIBIT 1 represents the outstanding principal balance of each of the Underlying Loans as of October 31, 1995, without inclusion of any interest, whether future, accrued or otherwise. The Seller further represents that the Collateral Documents as described on EXHIBIT A-1 to the Security Agreement contains a full and complete description of the Collateral Documents in effect as to each Underlying Loan.

         4.2 UNDERLYING LOANS. In addition to the representations and warranties set forth in Section 6.21 of the Revolving Credit Agreement as incorporated by reference herein, the Seller represents and warrants that it entered into all of the Underlying Loans on its own, without participation from the Buyer, prior to requesting the Buyer to enter into this Agreement and that the Seller is the owner of the Collateral Documents free and clear of any liens or encumbrances.

         4.3 REVOLVING CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES INCORPORATED HEREIN BY REFERENCE. Subject to the provisions set forth in Section 1 above as to the interpretation of capital-

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                                      7

ized terms used herein, the parties hereby incorporate by reference each and every one of the provisions contained in the following sections of the Revolving Credit Agreement as if such entire sections were set forth herein, with such changes as set forth below, and Seller hereby represents and warrants to the Buyer that each of the representations and warranties so incorporated herein are true as of the date of this Agreement. Seller hereby represents that any schedules referenced in the following sections, which schedules are hereby incorporated herein by reference, are accurate as of the date of this Agreement and need not be updated.

        "6.1   Corporate Authority.
               -------------------

               6.1.1  Incorporation; Good Standing.
                      ----------------------------

               6.1.2  Authorization.
                      -------------

               6.1.3  Enforceability.
                      --------------

         6.2   Governmental Approvals.
               ----------------------

         6.3   Title to Properties; Leases.
               ---------------------------

         6.4   Financial Statements
               --------------------

               6.4.1  Financial Statements.
                     --------------------

         6.5   No Material Adverse Change, etc.
               -------------------------------

         6.6   Franchises, Patents, Copyrights, etc.
               ------------------------------------

         6.7   Litigation.
               ----------

         6.8   No Materially Adverse Contracts.
               -------------------------------

         6.9   Compliance With Other Instruments, Laws, etc.
               --------------------------------------------

         6.10  Tax Status.
               ----------

         6.11 NO EVENT OF DEFAULT. No Default or Event of Default has occurred or is continuing under this Agreement or under the Revolving Credit Agreement.

         6.12  Holding Company and Investment Company.
               --------------------------------------

         6.13  Absence of Financing Statements, etc.
               ------------------------------------

         6.14  Perfection of Security Interest.
               -------------------------------

         6.15  Certain Transactions.
               --------------------

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                                      8

         6.16  Employee Benefit Plans.
               ----------------------

         6.17  Regulations U and X.
               -------------------

         6.18  Environmental Compliance.
               ------------------------

         6.19  Subsidiaries, etc.
               -----------------

         6.21  Eligible Accounts Receivable, Equipment and Contracts.
               -----------------------------------------------------
         (Specific reference is made to Section 1(b) of this Agreement for the meanings of capitalized terms used in section 6.21, as such section is incorporated herein).

         EXHIBIT D - Compliance Certificate."
         ----------------------------------

5. COVENANTS. Seller does hereby covenant and agree with the Buyer that it will during the term of this Agreement:

         5.1   Conduct of Business.
               -------------------

               (a) Seller will do all things necessary to preserve, renew, and keep in force and effect its corporate existence, and all rights and franchises necessary to conduct its business, and will comply with all laws and regulations of any governmental authority which may be applicable to it or its business.

               (b) Seller will pay all taxes, assessments and charges assessed against it or payable by it at such times and in such manner to prevent any penalty from accruing or any lien or charge from attaching to its properties, unless Seller in good faith contests the same and has set aside adequate reserves, in which case Seller shall, in any event, pay all such taxes, assessments, charges, or levies prior to foreclosure on such properties.

               (c) Seller will pay, when due, or in conformity with customary trade terms but not later than sixty (60) days from the due date (subject to agreements modifying such terms) all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Seller, except such as are being contested in good faith and by proper proceedings if the Seller shall have set aside on its books adequate reserves with respect thereto.

         5.2 ACCOUNTS AND REPORTS. The Buyer is hereby authorized to examine and make copies of any of Seller's books or records, as deemed necessary or desirable by the Buyer. The Buyer shall have the right from time to time to discuss Seller's affairs directly with Seller's accountants after notice to Seller and opportunity of Seller to be present at such discussions.

         5.3 NOTICE OF CLAIMS. The Seller shall immediately notify the Buyer of all cases involving loss or damage of to the Collat-

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                                      9

eral Documents; of any request for credit or adjustments or of any of the Underlying Loans or other dispute arising with respect to any of the Collateral Documents; and generally of all happenings and events affecting the Collateral Documents.

         5.4 MAINTENANCE OF BOOKS. The Seller shall maintain its books and records in a manner and form satisfactory to the Buyer, but not contrary to sound accounting practice or regulatory requirements, and at all reasonable times, and from time to time, allow the Buyer, by or through any of its officers, agents, attorneys or accountants, to examine, inspect or make extracts from the Seller's books and records and to arrange for physical inspection of and for verification of the records as to the Collateral Documents.

         5.5 VERIFICATION OF BALANCES. The Buyer shall have the right to instruct the Seller's accountants to verify the balances outstanding on any or all of Underlying Loans. On instructions of the Buyer, the accountants will send notices to the Underlying Debtors in the customary manner without revealing the security interest of the Buyer therein, and such verifications shall be transmitted by said accountants to the Buyer, not the Seller, but at the expense of the Seller. The Buyer shall have the right to verify the balances outstanding of any or all of the Underlying Loans.

         5.6 NOTICE OF LITIGATION. Seller will give immediate notice to the Buyer of any litigation in which Seller is a party, involving claims against Seller in excess of $100,000, and of the institution of any administrative proceeding which might adversely affect Seller's operations, financial condition, property or business.

         5.7 APPOINTMENT OF BUYER AS ATTORNEY. To facilitate the exercise by Buyer of any right or remedies set forth in this Agreement and the Documentation, the Seller hereby constitutes Buyer or its agents, or any other person whom Buyer may designate, as attorney-in-fact for the Seller, at the Seller's own cost and expense, to exercise, upon and after an Event of Default, all or any of the following powers; which, being coupled with an interest, shall be irrevocable, shall continue until all obligations have been paid in full, and shall be in addition to any other rights and remedies that Buyer may have: (i) to remove from any premises where the same may be located, any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to Collateral Documents; and the Buyer may, at the Seller's cost and expense, use such of the personnel, supplies, and space of the Seller at its place of business as may be necessary to properly administer and control the Collateral Documents or the handling of collections and realizations thereon; and (ii) to take or bring, in the Buyer's name or in the name of the Seller, all steps, actions, suits, or proceedings deemed by Buyer necessary or desirable to effect collection of or to realize upon Collateral Documents; and (iv) to settle, compromise, or adjust any of the Underlying Loans.

         5.8 MAINTENANCE OF PROPERTY AND LEASES. The Seller and any Subsidiary will maintain its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time to the extent required by the exercise of sound business judgment will make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Seller will at all times comply with the provisions of all leases to which the Seller is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder except to the extent that if there is a bona fide dispute between the parties under any outstanding lease, the Seller may contest such matter by appropriate means if there shall have been set aside on the books of the corporation involved adequate reserves with respect thereto. The Seller will comply in all material respects with all laws and with all rules, regulations and orders made by governmental authority and applicable to their respective properties or any part thereof.

         5.9  Insurance.
              ---------

              (a) The Seller will keep all of its properties which are customarily insured by companies owning similar property or engaged in the same or similar business, insured by financially sound and reputable insurers against loss or damage by fire, explosion, and other hazards customarily covered by extended coverage in amounts not less than one hundred (100%) percent of the full insurable value of the property insured. The Seller will maintain with financially sound and reputable insurers, comprehensive general liability insurance of at least $1,000,000.00 per occurrence and such other reasonable and proper insurance against other hazards, risks and liability to persons and property to the extent and in the manner customary for companies operating like properties in similar businesses similarly situated, including without limitation, fire, extended coverage, vandalism and malicious mischief to include all risk physical loss.

              (b) Seller will furnish to the Buyer such evidence ofinsurance as the Buyer may reasonably require.

         5.10 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Seller will deliver to the Buyer the following:

              (a) As soon as available, and, in any event, within forty-eight
(48) days after the end of the first three quarterly fiscal periods in each fiscal year (i) a copy of all Form 10-Q filings and (ii) a completed compliance certificate as to

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                                     11

Seller's compliance with the Financial Covenants described in Section 5.13(a) of this Agreement, addressed to Buyer and making reference to this Agreement, substantially in the form attached to the Revolving Credit Agreement as EXHIBIT D.

              (b) As soon as available, and in any event, within ninety-three
(93) days after the end of each fiscal year, (i) a copy of each Form 10-K filing and (ii) a completed compliance certificate in the form to the Revolving Credit Agreement.

        The Buyer shall have the right from time to time to discuss Seller's affairs directly with Seller's independent certified public accountants after notice to Seller and with the opportunity of Seller to be present at said discussions.

              (c) A report indicating the date and amount of any payments made as to the Underlying Loans shall be delivered to Buyer on the fifth of each month.

         5.11 RESTRICTIONS ON LIENS. The Seller shall not create or incur or suffer to be created or incurred or to exist any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of the Collateral Documents nor shall the Seller transfer any of its interest in such Collateral Documents.

         5.12 NOTICE OF DEFAULT. Seller will notify the Buyer immediately if it becomes aware of the occurrence of any Default or Event of Default hereunder, or of any fact, condition, or event which only with the giving of notice, or passage of time would become an Event of Default.

         5.13 Revolving Credit Agreement Covenants Incorporated Herein By Reference. The parties hereby incorporate by reference the following entire sections of the Revolving Credit Agreement, as of this date, as if such provisions were set forth herein:

              (a) Each and every one of the following Financial Covenants:
"Sections 9.1, 9.2, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10 and 9.11 of the
Revolving Credit Agreement."

              (b) Each and every one of the following general provisions of the Revolving Credit Agreement:

                  "Section 4.3.2.   No Offset.
                                    ---------

                   Section 4.7      Additional Costs, etc.
                                    ---------------------

                   Section 4.8      Capital Adequacy.
                                    ----------------

                   Section 4.9      Certificate."
                                    ------------

        (c) Each and every one of the following Negative Covenants contained in the Revolving Credit Agreement:

                           Section 8.5       Merger, Consolidation and Disposi
tion of Assets.                              ---------------------------------
- --------------
                           Section 8.7       Compliance with Environmental Laws.
                                             ----------------------------------

                           Section 8.9       Employee Benefit Plans.
                                             ----------------------

         5.14 INTEREST COVERAGE. The Borrower will not permit the ratio of (i) Consolidated Earnings Before Interest and Taxes for any period of four consecutive fiscal quarters (treated as a single accounting period), to (ii) Consolidated Total Interest Expense for such period, as such terms are defined in the Revolving Credit Agreement, to be less than 1.15 to 1.00 at any time.

         5.15 INDEMNITY. Buyer assumes no obligation or liability to the Underlying Debtors under the Collateral Documents and no assignment of Collateral Documents shall impose any such obligation or liability on Buyer. Seller agrees to indemnify and save Buyer harmless from and against any losses, damages, penalties, forfeitures, claims, costs, expenses (including court costs and reasonable attorneys' fees) or liabilities (excepting however, those arising solely as a result of Buyer's gross negligence or willful misconduct) which may at any time be brought, incurred, assessed or adjudged against Buyer related to or arising from the Collateral Documents and the related Equipment, including, without limitation, those arising or resulting from; any alleged failure of any Collateral Documents or the related Equipment to comply with any applicable law, rule, regulation or contractual specification; any alleged failure on Seller's part to keep or perform any of its obligations, express or implied, with respect to any Collateral Documents or the related Equipment; any alleged injury to persons or property or any violation or invasion of any patent or invention rights; any governmental fees, charges, taxes or penalties levied or imposed in respect to any Collateral Documents or any related Equipment; any breach by Buyer or any of its representations, warranties, covenants or other obligations or agreements contained in this Agreement, in any Collateral Documents or in any agreement related hereto or thereto; or any inaccuracy in any information provided to Buyer by Seller.

         Buyer and Seller will each give the other notice of any event or condition which requires indemnification by Seller hereunder, or any allegation that such event or condition exits, promptly upon obtaining knowledge thereof. Seller agrees to pay all amounts due hereunder promptly on notice thereof from Buyer. All of the indemnities and agreements contained in this Section shall survive and continue in full force and effect notwithstanding termination of this Agreement or of any Collateral Documents.


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                                     13

         5.16 CERTIFICATE OF GOOD STANDING. Seller agrees that in the event it does not deliver to Buyer a certificate of tax good standing at closing, that it will deliver such a certificate within thirty days after closing.

6.       COLLECTIONS AND ADMINISTRATION, ADDITIONAL PAYMENTS.
         ----------------------------------------------------

         6.1 COLLECTIONS. Subject to Section 6.8 herein, and provided Seller is not in Default, Seller at its sole cost and expense shall be responsible for the billing and collecting of the payments due under the Underlying Loans. All billing with respect to the Underlying Loans shall be accomplished by separate invoices (i.e., not included in invoices to the same Underlying Debtor for other payments due under any other agreement between Seller and such Underlying Debtor).

         6.2 PAYMENTS.

             (a) REGULAR PAYMENTS. On or before first day of each month commencing December 1, 1995, Seller shall pay to Buyer the total of all SIS Monthly Pass Through Payments due that month, whether or not such amounts have been remitted by the Underlying Debtors. In the event that the Seller collects amounts from Underlying Debtors in any month which exceed the SIS Monthly Pass Through Payments due through that month at a time in which the Seller is not in Default hereunder, such excess shall be applied first to the "HPSC Service Fee" as described on attached EXHIBIT 2, second to reduce the Remaining Price and any excess shall be paid to the Buyer and applied to reduce the amount of SIS Monthly Pass Through Payments due hereunder, in inverse order of maturity. In the event that Seller is in Default hereunder, all amounts received from the Underlying Debtors shall be paid to the Buyer and applied to reduce the amount of SIS Monthly Pass Through Payments due hereunder, in inverse order of maturity.

             (b) FLOAT AMOUNTS. Any payment not paid when due by Seller to Buyer hereunder shall be payable after the due date plus the Float Payment for each late day. Said Float Payment shall be due and payable without notice or demand and shall constitute additional Obligations as defined hereunder and secured by the Documentation.

             (c) SIS FINAL PAYMENT DATE; REASSIGNMENT. Notwithstanding any provision herein to the contrary, the total of all SIS Monthly Pass Through Payments due through the SIS Final Payment Date shall be paid in full on or before the SIS Final Payment Date. In the event Buyer receives payment in full of all SIS Monthly Pass Through Payments on or before the SIS Final Payment Date, and provided that there is no then outstanding Default, the Buyer shall reassign any remaining Underlying Loans and Collateral Documents to the Seller for a repurchase price of One ($1.00) Dollar.

         6.3 POWER OF ATTORNEY. Seller hereby irrevocably constitutes and appoints Buyer as its true and lawful attorney with full power of substitution, for Seller and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all payments assigned hereunder, and to endorse, in writing or by Seller's name or otherwise on all checks, collections, receipts or instruments given in payment or part payment thereof and to execute any and all assignments to evidence the sale and agreements contained in this Sale Agreement, including, without limitation, any UCC-3 Assignments and other assignments of the Collateral Documents from Seller to Buyer.

         6.4 SUBORDINATION. Seller hereby subordinates any claim it may have from time to time for payment or reimbursement from an Underlying Debtor or guarantor to payment of amounts due from time to time to Buyer by the Seller under this Agreement or any other Obligation.

         6.5 COLLECTIONS HELD IN TRUST. Provided Seller's right to collect Payments has not been terminated in accordance with the provisions of paragraph
6.8 herein, Seller will hold in trust for Buyer's benefit all payments made to it by Underlying Debtors under the Underlying Loans and will remit such funds to Buyer pursuant to the terms of this Agreement.

         6.6 COLLECTION REPORTS. So long as Seller shall administer the Underlying Loans, Seller shall maintain books and records pertaining to all such Underlying Loans and provide Buyer with summaries of monthly billings to the Underlying Debtors involved and summaries of the status of each Underlying Loans all in form satisfactory to Buyer, and, from time to time, furnish Buyer with aforementioned summaries as prepared. Seller shall give Buyer and its representatives at all reasonable times access to all records, files, books of account, databases and information pertaining to all Underlying Loans, Payments, and Equipment purchased by Buyer under this Agreement and shall permit such representatives to inspect, audit, and to make extracts therefrom at Seller's expense.

         6.7 TAXES. Seller will make all filings in respect of, and pay and discharge when due, any and all personal property taxes, license fee, sales, use, excise, or similar taxes now or hereafter imposed by any state, Federal or other governmental or agency on any Underlying Loans, Equipment or Payments, whether the same shall be payable by or billed or assessed to the Underlying Debtor or to Buyer, together with any penalties and/or interest in connection therewith, PROVIDED however, that Seller's duty to pay and discharge such obligations shall be suspended to the extent that Seller is contesting such obligation in good faith by appropriate and timely proceedings and have established and adequate reserves for the payment thereof.

         6.8 TERMINATION OF COLLECTION. Upon Seller's failure to bill and collect for and to remit Payments, or Seller's failure to administer Collateral Documents herein, or upon an Event of Default hereunder, Buyer may, in addition to such other rights and remedies provided in the Documentation and at law and equity (i) terminate Seller's authority to bill and collect for Payments due and to become due under any or all of the Underlying Loans (ii) bill for amounts due under the Underlying Loans. If, despite such termination, Seller subsequently receives a Payment, Seller agrees to hold such Payment in trust and to immediately forward the Payment to Buyer. If Buyer assumes billing and collection responsibility, Seller shall not interfere, attempt to interfere, or initiate communication in any way with Underlying Debtors concerning the notices, billing and collection of Pay ments and other amounts as provided in this Section shall be specifically enforceable by Buyer.

         6.9 BILLING AND COLLECTING. Upon Buyer's undertaking to bill and collect for Payments under any Contracts, Buyer may take or fail to take whatever action with respect to the collection of such Payments as Buyer in its sole but reasonable discretion, shall deem proper. Seller hereby waives any objection to and hereby consents that, without affecting any of Seller's liabilities or obligations hereunder or under any assignment, Buyer may, after Buyer's undertaking to bill and collect, agree with any Underlying Debtor under any Underlying Loan as to any modification, alteration, release, compromise, extension, waiver, consent, or other similar of dissimilar indulgence of or with respect to any such Underlying Loan.

7.       PREPAYMENT, REPURCHASE.
         ----------------------

         7.1 MANDATORY REPURCHASE OR REPAYMENT. Seller shall upon Buyer's demand, repurchase the Underlying Loans and\or make payments, as the case may be, under the following circumstances:

             (a) In the event that any Underlying Debtor is at any time sixty (60) days delinquent in making payments under its Underlying Loan, or in the event any Underlying Debtor's loan is terminated or rejected, or in the event of an Underlying Loan Default, the Seller shall repurchase the Underlying Loan forthwith by paying to Buyer the Repurchase Price. In the event of such a repurchase, the amount of the SIS Monthly Pass Through Payments due from the Seller to the Buyer under Section 6.2 above, shall be reduced by an amount equal to the SIS Monthly Pass Through Payment due with respect to such Underlying Loan for such month as described on attached EXHIBIT 1.

             (b) In the event that any Underlying Debtor suffers an insurance loss as to the Collateral Documents or the Equipment in the amount of fifty (50%) per cent or more of the then outstanding principal amount of the Underlying Loan to such Underlying

Debtor or if a loss is suffered of less than fifty (50%) percent and the Collateral Documents or the Equipment is not restored in full within thirty days of such damage, then the Seller shall forthwith repurchase such Underlying Loan for the Repurchase Price. In the event of such a repurchase, the amount of the monthly payments due from the Seller to the Buyer under
Section 6.2 above, shall be reduced by an amount equal to the SIS Monthly Pass Through Payment due as to such Underlying Loan as described on attached
EXHIBIT 2.

         Upon receipt of the Repurchase Price, Buyer will reassign to Seller all of Buyer's title and interest in the repurchased Collateral Documents and the Payments due thereunder and release its security interest in the Collateral Documents related thereto, all on an "AS IS", WITHOUT RECOURSE basis, without any representations or warranties of any kind whatsoever, as provided in the Security Agreement.

8. SECURITY. To secure the Obligations, the Seller has executed or caused to be executed the Security Agreement as of this date.

9. DEFAULT. With respect to the Seller and any endorser, guarantor or surety for the Seller, the occurrence of any of the following shall constitute a default ("Event of Default") hereunder:

         9.1 Failure to pay any Obligation within three (3) days of the date that such payment shall be due and payable.

         9.2 Failure to perform any term, condition, or covenant contained in this Agreement not cured within fifteen (15) days of written notice thereof by the Buyer, other than failure to perform under Sections 5.10 or 5.13(a) of this Agreement or Section 8.5 of the Revolving Credit Agreement as incorporated herein by Section 5.13(c) of this Agreement, for which there shall be no cure period.

         9.3 An Event of Default of or under any of the Documentation.

         9.4 An event of default under the Revolving Credit Agreement as the same may be amended from time to time, unless such default is waived by the parties to such Revolving Credit Agreement within thirty (30) days of breach. No such waiver shall be considered a waiver of any provision of the Revolving Credit Agreement to the extent that such provision is incorporated herein by reference. To the extent any such provision is incorporated herein by reference, it becomes a part of this Loan Agreement as if set forth herein and may not be waived or amended except pursuant to an amendment to this Loan Agreement.

         9.5 Any financial statement, representation, warranty, or certificate made or furnished to the Buyer if materially incorrect or materially incomplete when furnished.

         9.6 The involvement in any financial difficulty as evidenced by:

             (a) an assignment, composition, or similar device for the benefit of creditors, or

             (b) inability to pay debts when due, or

             (c) the commencement of a voluntary proceeding in bankruptcy or the failure to have dismissed within ninety (90) days any involuntary proceeding in bankruptcy or the voluntary institution or the failure to have dismissed within ninety (90) days any involuntary institution of any other proceedings under the law relating to bankruptcy reorganization, insolvency or relief of debtors, or

             (d) the voluntary appointment of a receiver or trustee, or the failure to have dismissed within ninety (90) days any involuntary appointment, the institution of proceedings for the dissolution, or full or partial liquidation, or the change in nature or discontinuance of its business.

             (e) Entry of Judgment in excess of $100,000.00 not satisfied, discharged or appealed in good faith within thirty (30) days of the entry thereof.

             (f) Any event which results in the acceleration of any indebtedness in excess of $100,000.00 to any others under any instrument, agreement, or undertaking.

10.      REMEDIES UPON DEFAULT.
         ---------------------

         10.1 Upon the occurrence of any Event of Default, the Buyer at its option may declare any or all Obligations immediately due and payable, and shall have all rights and remedies of a secured party under the laws of The Commonwealth of Massachusetts and as otherwise provided by law and by the Documentation.

         10.2 Without limiting the generality of the foregoing, upon the occurrence of any Event of Default, the Seller shall, upon demand by Buyer, repurchase all of the Underlying Loans and the Collateral Documents at the Repurchase Price. Upon such demand, Seller shall immediately pay the Repurchase Price to Buyer. Payments not made by Seller when due shall bear interest at the rate of ten and one-quarter (10.25%) per cent per annum. Upon payment in full of the Repurchase Price as to all of the Underlying Loans, plus interest for any late payments, Buyer shall assign the Underlying Loans and the Collateral Documents to

Seller as provided in the Security Agreement. Until the Repurchase Prices as to all Underlying Loans are paid in full, plus interest for any late payments, the Buyer shall be under no obligation to reassign any of the Underlying Loans or Collateral Documents to Seller.

         10.3 Proceeds actually received by the Buyer from any Collateral Documents may be applied by the Buyer to principal or interest of any or all of the Obligations, after deducting therefrom any expenses reasonably incurred by the Buyer in enforcing its rights hereunder, including reasonable attorney's fees incurred by the Buyer.

11.      MISCELLANEOUS PROVISIONS.
         ------------------------

         11.1 WAIVER AND MODIFICATION. The Buyer shall not be deemed to have waived any of its rights hereunder or under any other Obligations unless such waiver is in writing and signed by the Buyer. No delay or omission on the part of the Buyer in exercising any right shall operate as a waiver of such right or any other right. A waiver on one occasion shall not be construed as a bar to or a waiver of any right or remedy on any future occasion. The Seller hereby waives presentment, demand, protest, and notice of nonpayment or default. The Seller consents to and waives notice of the granting of any extension of time for payment or other indulgence granted to any account debtor or any other party, the taking and releasing by the Buyer of any security, or the compromise or settlement of any accounts.

         11.2 NOTICES. Except for any notice required under applicable law to be given in another manner, all notices to be given pursuant to this Agreement shall be sufficient if mailed postage prepaid, certified or registered mail, return receipt requested or by a recognized overnight delivery service for which evidence of delivery is provided to the addresses of the parties below, or to such other address as a party may direct by notice given as herein provided. Any time period provided in the giving of any notice hereunder shall commence upon the date such notice is deposited in the mail unless otherwise expressly provided in this Agreement.

                  To Seller:

                  HPSC, Inc.
                  60 State Street
                  Boston, MA 02109

                  with a copy to:

                  Hill & Barlow
                  1 Institution Place
                  Boston, MA 02110

                  Attn:  Dennis W. Townley, Esquire

                  To Buyer:

                  Springfield Institution for Savings
                  1441 Main Street
                  Springfield, MA 01103
                  Attention:  Imran Riaz

                  with a copy to:

                  Gary S. Fentin, Esquire
                  Shatz, Schwartz and Fentin, P.C.
                  1441 Main Street
                  Springfield, MA 01103

         11.3 PAYMENTS; INTEREST. All payments which are due on a day on which the Buyer is not open for business shall be due and payable on the next business day such Buyer is open for business. All payments made shall be made in immediately available funds, and shall be applied first to the payment of prepayment premium and late charges, if any, second to interest accrued and due on the unpaid principal balance under this Agreement and the remainder shall be applied to the reduction of the unpaid principal. All interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year over the actual number of days elapsed.

         11.4 COSTS. Seller will pay, upon demand, all reasonable counsel fees and expenses incurred by the Buyer in connection with the financing being concluded as of this date, as well as all reasonable fees and expenses, including reasonable counsel fees, which the Buyer may hereafter incur in protecting and enforcing any of the Buyer's rights. Seller specifically authorizes the Buyer to pay all such fees and expenses and charge the same to its loan account with the Buyer.

         11.5 CERTAIN DEFINITIONS. Except as otherwise herein expressly provided, all terms shall have the meanings assigned to such terms under the Uniform Commercial Code and generally accepted accounting principles.

         11.6 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         11.7 PARTIAL INVALIDITY. In the event any clause or provision of the Documentation shall be invalid or void for any reason, such invalid or void clause or provision shall not affect the remainder of the Documentation, and the balance of the provisions thereof shall remain in full force and effect.

         11.8 RESOLUTION OF CONFLICTS. In the case of conflict or ambiguity between any covenants and/or conditions under this Loan Agreement and any other instrument signed in connection therewith then the Buyer may, at its option, have the right to elect the provision that controls.

         11.9 POWER OF ATTORNEY. Seller hereby grants the Buyer a power of attorney to endorse the name of the Seller on any documents reasonably deemed necessary by the Buyer to effectuate the purpose of this Agreement.

         11.10 DEPOSITS. Any deposits or other sums at any time credited by or due from the Buyer to the Seller and any securities or other personal property of the Seller hereof in the possession of the Buyer may at all times be held and treated as collateral security for the payment of the Obligations and of any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of said Seller to the Buyer. The Buyer on or after an Event of Default hereof may sell any such securities or other property at public or private sale without demand, notice or advertisement of any kind, all of which are hereby expressly waived. To the extent permitted by law, the Buyer may apply or set off such deposits or other sums against said liabilities at any time.

         11.11 CUMULATIVE RIGHTS. The rights and remedies of the Buyer as provided in this Agreement and in the Documentation shall be cumulative and concurrent, and may be pursued singly, successively, or together against Seller, the property described in the Documentation, any guarantor hereof, and any other funds, property or security held by Buyer for the payment hereof or otherwise at the sole discretion of the Buyer. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or of the right to exercise them at any later time. The acceptance by Buyer of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Buyer's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.

         11.12 CERTAIN WAIVERS. The Seller and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence in collection, presentment, protest and demand, notice of protest, demand, nonpayment, dishonor and maturity, and recourse to suretyship defenses generally and the benefit of any exemption under any homestead laws, if applicable; and hereby jointly and severally hereby consent to (i) any and all renewals, extensions or modifications of the terms hereof and of the Documentation,including the terms or time for payment of this Agreement; (ii) the release or surrender, exchange or substitution, failure to preserve or protect all or any part of any collateral security hereof or of the Documentation, whether real or personal or direct or indirect, (iii) the granting of any other indulgences of Seller; and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to any of the parties without affecting the liability of said parties hereunder.

         11.13 ILLEGALITY OF CERTAIN PROVISIONS. In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Agreement shall operate, or would respectively operate, to invalidate this Agreement, then, and in any such event such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Note, and the remaining provisions of this Agreement shall remain operative and in full force and effect, shall be valid, legal and enforceable, and shall in no way be affected, prejudiced or disturbed thereby.

12. GOVERNING LAW, CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF MASSACHUSETTS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF MASSACHUSETTS. SELLER DOES HEREBY SUBMIT, AT SELLER'S ELECTION, TO
THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OF LOCAL) HAVING A SITUS WITHIN THE COUNTY OF HAMPDEN AND THE STATE OF MASSACHUSETTS
WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY RELATED ASSIGNMENT OF ANY OF SELLER'S OBLIGATIONS OR INDEBTEDNESS HEREUNDER. SELLER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO ITS LAST KNOWN ADDRESS, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN (10) DAYS AFTER THE DATE OF MAILING THEREOF. SELLER
HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY HAMPDEN, STATE OF MASSACHUSETTS, IS AND INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OF PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY BUYER OR ANY JUDGEMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY BUYER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

         12.1 WAIVER OF JURY TRIAL. SELLER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR OF ACTION BASE UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT. SELLER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF BUYER. THIS WAIVER IS

INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT
OF THIS AGREEMENT OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. SELLER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO BUYER'S ENTERING INTO THIS BUSINESS RELATIONSHIP, THAT BUYER ALREADY HAS RELIED ON SUCH WAIVER IN ENTERING INTO THIS BUSINESS RELATIONSHIP, THAT BUYER ALREADY HAD RELIED ON SUCH WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT BUYER WILL CONTINUE TO RELY ON SUCH WAIVER IN IT S FUTURE DEALINGS. SELLER FURTHER WARRANTS AND REPRESENTS THAT IT KNOWINGLY AND VOLUNTARILY HAS WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRIT TEN CONSENT TO AT TRIAL BY THE COURT.

         12.2 OTHER PROVISIONS. Any provisions contained in any Exhibit annexed hereto are hereby incorporated by reference into this Agreement.

         IN WITNESS WHEREOF, the parties have on the date first-above written executed this Agreement as a sealed instrument.

WITNESS:                                   HPSC, INC.

Illegible                                  By:  Bruce Libel
- -------------------------                     --------------------------------

                                              Its  Chief Financial Office

                                           SPRINGFIELD INSTITUTION FOR SAVINGS

Illegible                                  By:  Illegible
- -------------------------                     --------------------------------

                                              Its  Assistant Vice President

                                                                   Exhibit A


                             SALE AGREEMENT BETWEEN

                                 HPSC, INC. AND

                       SPRINGFIELD INSTITUTION FOR SAVINGS

     THIS SALE AGREEMENT dated November 16, 1995 by and between HPSC, INC., whose principal place of business is at 60 State Street, Boston, Massachusetts 02109 (the "Seller") and SPRINGFIELD INSTITUTION FOR SAVINGS, whose principal place of business is at 1441 Main Street, Springfield, Massachusetts 01103 (the
 "Buyer").

     BACKGROUND: Seller is engaged in the business of making third party loans to individuals and companies in the medical industry and has offered to sell certain of such loans to Buyer. This Agreement sets forth the terms and conditions which will be applicable to such sale.

1.   CERTAIN DEFINITIONS.
     -------------------

     1.1 The capitalized terms used herein shall have the meanings set forth in this Section 1 or elsewhere in this Agreement:

     "Balance of Payments" means the total of all unpaid Payments due and to become due under the Underlying Loans.

     "Collateral Documents" means the contracts, notes, security agreements, loan agreements, guaranties, mortgages, landlord's waivers, subordination agreements, UCC financing statements, assignments, chattel paper and other documents and instruments evidencing and/or securing the Underlying Loans in which the Seller has sold this day to Buyer, as described in Exhibit A-1 to the Security Agreement.

     "Default" sha11 mean an event or condition which with the passage of time or the giving of notice or both would become an Event of Default.

     "Documentation" means any and all documents which evidence or secure the Obligations, including but not limited to the following documents, as the same may be amended from time to time: (i) this Agreement, the Security Agreement, and any affidavit and/or certificate delivered this date by the Seller to Buyer and (ii) the Loan Agreement, the Note and the Security Agreement and associated documents delivered by Seller to Buyer dated April 13, 1995 as the same may be amended from time to time.

     "Event of Default" shall have the meaning set forth in Section 9 hereof.

     "Float Payment" shall mean the amount due from Seller to Buyer for each day in which a payment is not made as required hereunder, such payment to equal the product of the amount of the late payment times eight and one-quarter (8.25%) per cent per annum divided by 360.

     "Gross Underlying Loan Payment or Payments" shall mean the entire monthly loan payment hereafter due from time to time from each Underlying Debtor on its Underlying Loan, which amounts are set forth on attached EXHIBIT 1 under the column entitled "Gross Monthly Payment by Customer."

     "Obligations" means any and all amounts due from time to time from Seller to Buyer hereunder, including any Float Payments, plus any and all other Indebtedness of Seller to Buyer, no matter how or when arising and whether under this Agreement or under any other agreement, guaranty or instrument, including, without limitation, the obligations of Seller to Buyer under the Loan Agreement dated April 13, 1995 and all associated documents, and including the obligation to perform acts or to refrain from acting.

     "Payment(s)" means the Gross Underlying Loan Payments.

     "Permitted Liens" means "none," as there are no liens permitted as to the Collateral Documents.

     "Repurchase Price" of an Underlying Loan means, at any time, the net present value of the SIS Monthly Pass Through Payments remaining until the earlier of the SIS Final Payment Date or the Maturity Date of such Underlying Loan, using a discount rate of eight and 25/100 (8.25%) per cent per annum, plus any outstanding Float Payments due as described in Section 6.2(b) plus Buyer's costs of maintaining the Collateral and any other costs incurred with respect to the Underlying Loans as provided hereunder and under the Security Agreement, including its costs of collection and its reasonable attorneys' fees.

     "Revolving Credit Agreement" means the Amended and Restated Revolving Credit Agreement dated May 15, 1995 by and among Seller, The First National Bank of Boston, Bank of America Illinois, Shawmut Bank, N.A., CoreStates Bank, N.A. and The Daiwa Bank, Limited, attached hereto as EXHIBIT 3, which is hereby incorporated herein by reference.

     "Security Agreement" means the Security Agreement of even date herewith from Seller to Buyer as amended from time to time in which Seller grants to Buyer a perfected first security interest in the Collateral Documents.

     "SIS Final Payment Date" shall mean December 1, 2000.

     "SIS Monthly Pass Through Payments" shall mean that portion of the Gross Underlying Loan Payments hereafter due from the Underlying Debtors which is payable to the Bank from month to month until the SIS Final Payment Date, which amounts are set forth with respect to each Underlying Debtor and in the aggregate on attached EXHIBIT 1 under the columns entitled 11/1/95 through and including 12/01/2000. The total of all SIS Monthly Pass Through Payments are set forth at the bottom of each such column on EXHIBIT 1, and such total is also set forth on attached EXHIBIT 2, under the column entitled "Total SIS Payment."

     "Underlying Debtor or Debtors" as the case may be, means the borrower or borrowers from the Seller under any one or more of the Underlying Loans.

     "Underlying Debtor Default" means: (i) failure of an Underlying Debtor under any Collateral Document to make a Payment within sixty (60) days of the due date of that Payment; (ii) failure of an Underlying Debtor to perform any of its material obligations under any Collateral Documents other than its failure to make timely Payments which is not cured within the period provided therein;
(iii) insolvency of an Underlying Debtor, inability of an Underlying Debtor to pay its debts as they mature, the making by an Underlying Debtor of an assignment for the benefit of creditors, or institution of any proceeding by or against an Underlying Debtor alleging that it is insolvent or unable to pay its debts as they mature if such proceeding is not withdrawn or dismissed within sixty (60) days after its institution; (iv) entry of any final Judgment against an Underlying Debtor remaining unsatisfied for a period of thirty (30) days if such judgment is reasonably deemed by Buyer to be a material factor in the creditworthiness of the Underlying Debtor; (v) death of an Underlying Debtor who is a natural person or of any general partner of a Lessee which is a partnership and whom Buyer reasonably deems to be material to the creditworthiness of the Underlying Debtor; (vi) dissolution, merger, consolidation or transfer of a substantial part of the property of an Underlying Debtor which is a corporation or a partnership, if such dissolution, merger consolidation or transfer is reasonably deemed by Buyer to be a material factor in determining the creditworthiness of such Underlying Debtor; or (vi) falsity in any material respect as of the date made in any material statement, representation or warranty of an Underlying Debtor in connection with any Collateral Document.

     "Underlying Loans" means the loans from Seller to certain of Seller's customers, referred to herein as the Underlying Debtors, which constitute a part of the Collateral Documents. The Underlying Loans are summarized in attached
EXHIBIT 1.

     1.2 Capitalized terms used in the provisions of the Revolving Credit Agreement that are incorporated herein by reference shall have the meanings ascribed to such terms in this Agreement, except as set forth below:

          (a) the following capitalized terms used in the incorporated provisions of the Revolving Credit Agreement shall have the definitions ascribed to such terms in the Revolving Credit Agreement, which definitions are hereby incorporated herein in their entirety by reference:

          "ACFC, Capital Assets, Capital Expenditures, Capitalized Leases, Code, Consolidated, Consolidated Earnings Before Interest and Taxes, Consolidated Net Income (or Deficit), Consolidated Tangible Capital Funds, Consolidated Tangible Net Worth, Consolidated Total Assets, Consolidated Total Interest Expense, Consolidated Total Liabilities, Credit, Credit Policy, Customer, Customer Receivable, Delinquent, Distribution, Employee Benefit Plan, Equipment, ERISA, ERISA Affiliate, ERISA Reportable Event, Funding, generally accepted accounting principles, Gross Customer Receivables, Guaranteed Pension Plan, Hazardous Substances, Indebtedness, Interest Ratio, Investments, Multiemployer Plan, Obligor, PBGC, Person, Reissued Customer Receivables, Rental Obligations, Reserves, Residual Value of Equipment, Subordinated Debt, Subsidiary, Unearned Income."

          (b) the following capitalized terms as used in the Revolving Credit Agreement shall have the following meanings herein:

          "Accounts Receivable," and "Eligible Accounts Receivable" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall be deleted herein.

          "Agent" or "Banks" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Buyer."

          "Contract," as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Collateral Documents."

          "Credit Agreement" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to this "Agreement."

          "Loan Documents" as used in the provisions of the Revolving Credit Agreement incorporated herein, shall refer herein to the "Documentation."

2.   THE SALE.
     --------

     2.1 SALE. Subject to the conditions set forth in Section 3 below, Seller hereby sells and assigns to Buyer and Buyer hereby purchases, (i) all of Seller's right, title and interest in and to the Underlying Loans, the Collateral Documents, and all Payments now and hereafter due thereunder, and (ii) all of Seller's right, title and interest in and to the Equipment covered by such Collateral Documents.

     2.2 PRICE. The purchase price of the Collateral Documents (the "Price"), shall be $1,669,156.25.

     2.3 PAYMENT OF THE PRICE. $1,515,496.53 of the Price shall be paid by Buyer to Seller by cash or a bank check on the date of this Agreement. Such portion of the Price constitutes the total of the amounts listed on page one of attached
EXHIBIT 1 under the column entitled "Principal Balance," minus $24,429.51, the November 1, 1995 monthly principal payment. The balance of the Price (the "Remaining Price") shall be paid in consecutive monthly payments in the amounts set forth in the column entitled "HPSC, INC. PAYMENT" on attached EXHIBIT 2. The Buyer shall have no personal obligation to pay to Seller the Remaining Price, it being agreed that the Seller's sole source of payment of the Remaining Price shall be from payments made from time to time by the Underlying Debtors on the Underlying Loans. As set forth below, however, Seller's right to receive the Remaining Price from the Underlying Debtors or the Collateral Documents is subordinated to all amounts to from Seller to Buyer for the Obligations.

3. CONDITIONS OF SALE. The obligation of the Buyer to purchase the Underlying Loans and Collateral Documents is subject to the following conditions precedent:

     3.1 (i) The Seller shall be in compliance with all the terms, covenants and conditions of this Agreement which are binding upon it directly or indirectly,
(ii) there shall exist no Default hereunder, and (iii) the representations and warranties contained in this Agreement shall be true as of such date.

     3.2 The Buyer shall have received from counsel for the Seller, a favorable opinion as to the validity and enforceability of the Documentation, and as to such other matters as the Buyer may reasonably request.

     3.3 The Buyer shall have received a certificate of the Secretary or an Assistant Secretary of the Seller which shall certify the names of the officers of the Seller authorized to sign this Agreement and all other documents contemplated hereby or referred to herein together with the true signatures of such officers, upon which such certificate the Buyer may rely until it shall receive a further signed certificate of the Secretary or an Assistant Secretary of the Seller canceling or amending its prior certificate and setting forth the signatures of the officers named in such further certificate.

     3.4 No law, regulation, executive order or judicial order (including, without limitation, Regulations U or X of the Board of Governors of the Federal Reserve System), ruling, other governmental action or guideline shall be in effect or shall have occurred, the effect of which in the Buyer's judgment would be to prevent the Buyer from fulfilling its obligations hereunder.

     3.5 All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Buyer and the Buyer shall have received all information and all documents (including, but not limited to, copies of corporate votes and copies of the Articles of Organization and bylaws of the Seller, each as amended to date and each certified by the Secretary), including records of corporate proceedings, which the Buyer may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities. The acceptance by the Seller of each advance shall constitute a representation by the Seller to the Buyer that all of the applicable conditions specified in this Section exist as of the time of the making of such borrowing.

     3.6 The Buyer shall have received all of the Collateral Documents described in this Agreement and the Security Agreement.

4.   SELLER'S REPRESENTATIONS, WARRANTIES AND COVENANTS.
     --------------------------------------------------

     4.1 OUTSTANDING PRINCIPAL OF UNDERLYING LOANS. Seller represents to Buyer that the attached EXHIBIT 1 contains a full, complete and accurate description of the Underlying Loans and that the amount listed under the column "Principal Balance" on EXHIBIT 1 represents the outstanding principal balance of each of the Underlying Loans as of October 31, 1995, without inclusion of any interest, whether future, accrued or otherwise. The Seller further represents that the Collateral Documents as described on EXHIBIT A-1 to the Security Agreement contains a full and complete description of the Collateral Documents in effect as to each Underlying Loan.

     4.2 UNDERLYING LOANS. In addition to the representations and warranties set forth in Section 6.21 of the Revolving Credit Agreement as incorporated by reference herein, the Seller represents and warrants that it entered into all of the Underlying Loans on its own, without participation from the Buyer, prior to requesting the Buyer to enter into this Agreement and that the Seller is the owner of the Collateral Documents free and clear of any liens or encumbrances.

     4.3 REVOLVING CREDIT AGREEMENT REPRESENTATIONS AND WARRANTIES INCORPORATED HEREIN BY REFERENCE. Subject to the provisions set forth in Section 1 above as to the interpretation of capitalized terms used herein, the parties hereby incorporate by refer-ence each and every one of the provisions contained in the following sections of the Revolving Credit Agreement as if such entire sections were set forth herein, with such changes as set forth below, and Seller hereby represents and warrants to the Buyer that each of the representations and warranties so incorporated herein are true as of the date of this Agreement. Seller hereby represents that any schedules referenced in the following sections, which schedules are hereby incorporated herein by reference, are accurate as of the date of this Agreement and need not be updated.


     6.1  Corporate Authority.
          -------------------

          6.1.1 Incorporation; Good Standing
                ----------------------------

          6.1.2 Authorization.
                -------------

          6.1.3 Enforceability.
                --------------

     6.2  Governmental Approvals.
          ----------------------

     6.3  Title to Properties; Leases.
          ---------------------------

     6.4  Financial Statements.
          --------------------

          6.4.1 Financial Statements.
                --------------------

     6.5  No Material Adverse Change, etc.
          --------------------------------

     6.6  Franchises, Patents, Copyrights, etc.
          ------------------------------------

     6.7  Litigation.
          ----------

     6.8  No Materially Adverse Contracts.
          -------------------------------

     6.9  Compliance With Other Instruments, Laws, etc.
          ---------------------------------------------

     6.10 Tax Status.
          ----------

     6.11 No EVENT OF DEFAULT. No Default or Event of Default has occurred or is continuing under this Agreement or under the Revolving Credit Agreement.

     6.12 Holding Company and Investment Company.
          --------------------------------------

     6.13 Absence of Financing Statements, etc.
          ------------------------------------

     6.14 Perfection of Security Interest.
          -------------------------------

     6.15 Certain Transactions.
          --------------------

     6.16 Employee Benefit plans.
          ----------------------

     6.17 Regulations U and X.
          -------------------

     6.18 Environmental Compliance.
          ------------------------

     6.19 Subsidiaries, etc.
          -----------------

     6.21 ELIGIBLE ACCOUNTS RECEIVABLE, EQUIPMENT AND CONTRACTS.
     (Specific reference is made to Section 1(b) of this Agreement for the meanings of capitalized terms used in section 6.21, as such section is incorporated herein).

     Exhibit D - Compliance Certificate."
     ----------------------------------

5. COVENANTS. Seller does hereby covenant and agree with the Buyer that it will during the term of this Agreement:

     5.1 Conduct of Business.
         -------------------

          (a) Seller will do all things necessary to preserve, renew, and keep in force and effect its corporate existence, and all rights and franchises necessary to conduct its business, and will comply with all laws and regulations of any governmental authority which may be applicable to it or its business.

          (b) Seller will pay all taxes, assessments and charges assessed against it or payable by it at such times and in such manner to prevent any penalty from accruing or any lien or charge from attaching to its properties, unless Seller in good faith contests the same and has set aside adequate reserves, in which case Seller shall, in any event, pay all such taxes, assessments, charges, or levies prior to foreclosure on such properties.

          (c) Seller will pay, when due, or in conformity with customary trade terms but not later than sixty (60) days from the due date (subject to agreements modifying such terms) all lease obligations, all trade debt, and all other Indebtedness incident to the operations of the Seller, except such as are being contested in good faith and by proper proceedings if the Seller shall have set aside on its books adequate reserves with respect thereto.

     5.2 ACCOUNTS AND REPORTS. The Buyer is hereby authorized to examine and make copies of any of Seller's books or records, as deemed necessary or desirable by the Buyer. The Buyer shall have the right from time to time to discuss Seller's affairs directly with Seller's accountants after notice to Seller and opportunity of Seller to be present at such discussions.

     5.3 NOTICE OF CLAIMS. The Seller shall immediately notify the Buyer of all cases involving loss or damage of to the Collateral Documents; of any request for credit or adjustments or of any of the Underlying Loans or other dispute arising with respect to any of the Collateral Documents; and generally of all happenings and events affecting the Collateral Documents.

     5.4 MAINTENANCE OF BOOKS. The Seller shall maintain its books and records in a manner and form satisfactory to the Buyer, but not contrary to sound accounting practice or regulatory requirements, and at all reasonable times, and from time to time, allow the Buyer, by or through any of its officers, agents, attorneys or accountants, to examine, inspect or make extracts from the Seller's books and records and to arrange for physical inspection of and for verification of the records as to the Collateral Documents.

     5.5 VERIFICATION OF BALANCES. The Buyer shall have the right to instruct the Seller's accountants to verify the balances outstanding on any or all of Underlying Loans. On instructions of the Buyer, the accountants will send notices to the Underlying Debtors in the customary manner without revealing the security interest of the Buyer therein, and such verifications shall be transmitted by said accountants to the Buyer, not the Seller, but at the expense of the Seller. The Buyer shall have the right to verify the balances outstanding of any or all of the Underlying Loans.

     5.6 NOTICE OF LITIGATION. Seller will give immediate notice to the Buyer of any litigation in which Seller is a party, involving claims against Seller in excess of $100,000, and of the institution of any administrative proceeding which might adversely affect Seller's operations, financial condition, property or business.

     5.7 APPOINTMENT OF BUYER AS ATTORNEY. To facilitate the exercise by Buyer of any right or remedies set forth in this Agreement and the Documentation, the Seller hereby constitutes Buyer or its agents, or any other person whom Buyer may designate, as attorney-in-fact for the Seller, at the Seller's own cost and expense, to exercise, upon and after an Event of Default, all or any of the following powers; which, being coupled with an interest, shall be irrevocable, shall continue until all obligations have been paid in full, and shall be in addition to any other rights and remedies that Buyer may have: (i) to remove from any premises where the same may be located, any and all documents, instruments, files and records, and any receptacles and cabinets containing the same, relating to Collateral Documents; and the Buyer may, at the Seller's cost and expense, use such of the personnel, supplies, and space of the Seller at its place of business as may be necessary to properly administer and control the Collateral Documents or the handling of collections and realizations thereon; and (ii) to take or bring, in the Buyer's name or in the name of the Seller, all steps, actions, suits, or proceedings deemed by Buyer necessary or desirable to effect collection of or to realize upon Collateral Documents; and

(iv) to settle, compromise, or adjust any of the Underlying Loans.

     5.8 MAINTENANCE OF PROPERTY AND LEASES. The Seller and any Subsidiary will maintain its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time to the extent required by the exercise of sound business judgment will make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Seller will at all times comply with the provisions of all leases to which the Seller is a party or under which it occupies property so as to prevent any material loss or forfeiture thereof or thereunder except to the extent that if there is a bona fide dispute between the parties under any outstanding lease, the Seller may contest such matter by appropriate means if there shall have been set aside on the books of the corporation involved adequate reserves with respect thereto. The Seller will comply in all material respects with all laws and with all rules, regulations and orders made by governmental authority and applicable to their respective properties or any part thereof.

     5.9  Insurance.
          ---------

          (a) The Seller will keep all of its properties which are customarily insured by companies owning similar property or engaged in the same or similar business, insured by financially sound and reputable insurers against loss or damage by fire, explosion, and other hazards customarily covered by extended coverage in amounts not less than one hundred (100%) percent of the full insurable value of the property insured. The Seller will maintain with financially sound and reputable insurers, comprehensive general liability insurance of at least $1,000,000.00 per occurrence and such other reasonable and proper insurance against other hazards, risks and liability to persons and property to the extent and in the manner customary for companies operating like properties in similar businesses similarly situated, including without limitation, fire, extended coverage, vandalism and malicious mischief to include all risk physical loss.

          (b) Seller will furnish to the Buyer such evidence of insurance as the Buyer may reasonably require.

     5.10 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Seller will deliver to the Buyer the following:

          (a) As soon as available, and, in any event, within forty-eight (48) days after the end of the first three quarterly fiscal periods in each fiscal year (i) a copy of all Form 10-Q filings and (ii) a completed compliance certificate as to Seller's compliance with the Financial Covenants described in
Section 5.13(a) of this Agreement, addressed to Buyer and making reference to this Agreement, substantially in the form attached to the Revolving Credit Agreement as EXHIBIT D.

          (b) As soon as available, and in any event, within ninety-three (93) days after the end of each fiscal year, (i) a copy of each Form 10-K filing and
(ii) a completed compliance certificate in the form to the Revolving Credit Agreement.

     The Buyer shall have the right from time to time to discuss Seller's affairs directly with Seller's independent certified public accountants after notice to Seller and with the opportunity of Seller to be present at said discussions.

          (c) A report indicating the date and amount of any payments made as to the Underlying Loans shall be delivered to Buyer on the fifth of each month.

     5.11 RESTRICTIONS ON LIENS. The Seller shall not create or incur or suffer to be created or incurred or to exist any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of the Collateral Documents nor shall the Seller transfer any of its interest in such Collateral Documents.

     5.12 NOTICE OF DEFAULT. Seller will notify the Buyer immediately if it becomes aware of the occurrence of any Default or Event of Default hereunder, or of any fact, condition, or event which only with the giving of notice, or passage of time would become an Event of Default.

     5.13 REVOLVING CREDIT AGREEMENT COVENANTS INCORPORATED HEREIN BY REFERENCE. The parties hereby incorporate by reference the following entire sections of the Revolving Credit Agreement, as of this date, as if such provisions were set forth herein:

          (a) Each and every one of the following Financial Covenants: "Sections 9.1, 9.2, 9.4, 9.5, 9.6, 9.7, 9.8, 9.9, 9.10 and 9.11 of the Revolving Credit
Agreement."

          (b) Each and every one of the following general provisions of the Revolving Credit Agreement:

              "Section 4.3.2. No Offset.
                              ---------

              Section 4.7   Additional Costs, etc.
                            ---------------------

              Section 4.8   Capital Adequacy.
                            ----------------

              Section 4-9   Certificate."
                            -----------

          (c) Each and every one of the following Negative Covenants contained in the Revolving Credit Agreement:

               Section 8.5   Merger, consolidation and Disposition of Assets.
                             -----------------------------------------------

               Section 8.7   Compliance with Environmental Laws.
                             ----------------------------------

               Section 8.9   Employee Benefit Plans.
                             ----------------------

     5.14 INTEREST COVERAGE. The Borrower will not permit the ratio of (i) Consolidated Earnings Before Interest and Taxes for any period of four consecutive fiscal quarters (treated as a single accounting period), to (ii) Consolidated Total Interest Expense for such period, as such terms are defined in the Revolving Credit Agreement, to be less than 1.15 to 1.00 at any time.

     5.15 INDEMNITY. Buyer assumes no obligation or liability to the Underlying Debtors under the Collateral Documents and no assignment of Collateral Documents shall impose any such obligation or liability on Buyer. Seller agrees to indemnify and save Buyer harmless from and against any losses, damages, penalties, forfeitures, claims, costs, expenses (including court costs and reasonable attorneys' fees) or liabilities (excepting however, those arising solely as a result of Buyer's gross negligence or willful misconduct) which may at any time be brought, incurred, assessed or adjudged against Buyer related to or arising from the Collateral Documents and the related Equipment, including, without limitation, those arising or resulting from; any alleged failure of any Collateral Documents or the related Equipment to comply with any applicable law, rule, regulation or contractual specification; any alleged failure on Seller's part to keep or perform any of its obligations, express or implied, with respect to any Collateral Documents or the related Equipment; any alleged injury to persons or property or any violation or invasion of any patent or invention rights; any governmental fees, charges, taxes or penalties levied or imposed in respect to any Collateral Documents or any related Equipment; any breach by Buyer or any of its representations, warranties, covenants or other obligations or agreements contained in this Agreement, in any Collateral Documents or in any agreement related hereto or thereto; or any inaccuracy in any information provided to Buyer by Seller.

     Buyer and Seller will each give the other notice of any event or condition which requires indemnification by Seller hereunder, or any allegation that such event or condition exits, promptly upon obtaining knowledge thereof. Seller agrees to pay all amounts due hereunder promptly on notice thereof from Buyer. All of the indemnities and agreements contained in this Section shall survive and continue in full force and effect notwithstanding termination of this Agreement or of any Collateral Documents.

     5.16 CERTIFICATE OF GOOD STANDING. Seller agrees that in the event it does not deliver to Buyer a certificate of tax good standing at closing, that it will deliver such a certificate within thirty days after closing.

6.   COLLECTIONS AND ADMINISTRATION, ADDITIONAL PAYMENTS.
     ---------------------------------------------------

     6.1 COLLECTIONS. Subject to Section 6.8 herein, and provided Seller is not in Default, Seller at its sole cost and expense shall be responsible for the billing and collecting of the payments due under the Underlying Loans. All billing with respect to the Underlying Loans shall be accomplished by separate invoices (i.e., not included in invoices to the same Underlying Debtor for other payments due under any other agreement between Seller and such Underlying Debtor).

     6.2  Payments.
          --------

          (a) REGULAR PAYMENTS. On or before first day of each month commencing December 1, 1995, Seller shall pay to Buyer the total of all SIS Monthly Pass Through Payments due that month, whether or not such amounts have been remitted by the Underlying Debtors. In the event that the Seller collects amounts from Underlying Debtors in any month which exceed the SIS Monthly Pass Through Payments due through that month at a time in which the Seller is not in Default hereunder, such excess shall be applied first to the "HPSC Service Fee" as described on attached EXHIBIT 2, second to reduce the Remaining Price and any excess shall be paid to the Buyer and applied to reduce the amount of SIS Monthly Pass Through Payments due hereunder, in inverse order of maturity. In the event that Seller is in Default hereunder, all amounts received from the Underlying Debtors shall be paid to the Buyer and applied to reduce the amount of SIS Monthly Pass Through Payments due hereunder, in inverse order of maturity.

          (b) FLOAT AMOUNTS. Any payment not paid when due by Seller to Buyer hereunder shall be payable after the due date plus the Float Payment for each late day. Said Float Payment shall be due and payable without notice or demand and shall constitute additional Obligations as defined hereunder and secured by the Documentation.

          (c) SIS FINAL PAYMENT DATE; REASSIGNMENT. Notwithstanding any provision herein to the contrary, the total of all SIS Monthly Pass Through Payments due through the SIS Final Payment Date shall be paid in full on or before the SIS Final Payment Date. In the event Buyer receives payment in full of all SIS Monthly Pass Through Payments on or before the SIS Final Payment Date, and provided that there is no then outstanding Default, the Buyer shall reassign any remaining Underlying Loans and Collateral Documents to the Seller for a repurchase price of One ($1.00) Dollar.

     6.3 POWER OF ATTORNEY. Seller hereby irrevocably constitutes and appoints Buyer as its true and lawful attorney with full power of substitution, for Seller and in its name, place and stead, to ask, demand, collect, receive, receipt for, sue for, compound and give acquittance for any and all payments assigned hereunder, and to endorse, in writing or by Seller's name or otherwise on all checks, collections, receipts or instruments given in payment or part payment thereof and to execute any and all assignments to evidence the sale and agreements contained in this Sale Agreement, including, without limitation, any UCC-3 Assignments and other assignments of the Collateral Documents from Seller to Buyer.

     6.4 SUBORDINATION. Seller hereby subordinates any claim it may have from time to time for payment or reimbursement from an Underlying Debtor or guarantor to payment of amounts due from time to time to Buyer by the Seller under this Agreement or any other Obligation.

     6.5 COLLECTIONS HELD IN TRUST. Provided Seller's right to collect Payments has not been terminated in accordance with the provisions of paragraph 6.8 herein, Seller will hold in trust for Buyer's benefit all payments made to it by Underlying Debtors under the Underlying Loans and will remit such funds to Buyer pursuant to the terms of this Agreement.

     6.6 COLLECTION REPORTS. So long as Seller shall administer the Underlying Loans, Se11er shall maintain books and records pertaining to all such Underlying Loans and provide Buyer with summaries of monthly billings to the Underlying Debtors involved and summaries of the status of each Underlying Loans all in form satisfactory to Buyer, and, from time to time, furnish Buyer with aforementioned summaries as prepared. Seller shall give Buyer and its representatives at all reasonable times access to all records, files, books of account, databases and information pertaining to all Underlying Loans, Payments, and Equipment purchased by Buyer under this Agreement and shall permit such representatives to inspect, audit, and to make extracts therefrom at Seller's expense.

     6.7 TAXES. Seller will make all filings in respect of, and pay and discharge when due, any and all personal property taxes, license fee, sales, use, excise, or similar taxes now or hereafter imposed by any state, Federal or other governmental or agency on any Underlying Loans, Equipment or Payments, whether the same shall be payable by or billed or assessed to the Underlying Debtor or to Buyer, together with any penalties and/or interest in connection therewith, PROVIDED however, that Seller's duty to pay and discharge such obligations shall be suspended to the extent that Seller is contesting such obligation in good faith by appropriate and timely proceedings and have established and adequate reserves for the payment thereof.

     6.8 TERMINATION OF COLLECTION. Upon Seller's failure to bill and collect for and to remit Payments, or Seller's failure to administer Collateral Documents herein, or upon an Event of Default hereunder, Buyer may, in addition to such other rights and remedies provided in the Documentation and at law and equity (i) terminate Seller's authority to bill and collect for Payments due and to become due under any or all of the Underlying Loans (ii) bill for amounts due under the Underlying Loans. If, despite such termination, Seller subsequently receives a Payment, Seller agrees to hold such Payment in trust and to immediately forward the Payment to Buyer. If Buyer assumes billing and collection responsibility, Seller shall not interfere, attempt to interfere, or initiate communication in any way with Underlying Debtors concerning the notices, billing and collection of Payments and other amounts as provided in this Section shall be specifically enforceable by Buyer.

     6.9 BILLING AND COLLECTING. Upon Buyer's undertaking to bill and collect for Payments under any Contracts, Buyer may take or fail to take whatever action with respect to the collection of such Payments as Buyer in its sole but reasonable discretion, shall deem proper. Seller hereby waives any objection to and hereby consents that, without affecting any of Seller's liabilities or obligations hereunder or under any assignment, Buyer may, after Buyer's undertaking to bill and collect, agree with any Underlying Debtor under any Underlying Loan as to any modification, alteration, release, compromise, extension, waiver, consent, or other similar of dissimilar indulgence of or with respect to any such Underlying Loan.

7.   PREPAYMENT, REPURCHASE.
     ----------------------

     7.1 MANDATORY REPURCHASE OR REPAYMENT. Seller shall upon Buyer's demand, repurchase the Underlying Loans and\or make payments, as the case may be, under the following circumstances:

          (a) In the event that any Underlying Debtor is at any time sixty (60) days delinquent in making payments under its Underlying Loan, or in the event any Underlying Debtor's loan is terminated or rejected, or in the event of an Underlying Loan Default, the Seller shall repurchase the Underlying Loan forthwith by paying to Buyer the Repurchase Price. In the event of such a repurchase, the amount of the SIS Monthly Pass Through Payments due from the Seller to the Buyer under Section 6.2 above, shall be reduced by an amount equal to the SIS Monthly Pass Through Payment due with respect to such Underlying Loan for such month as described on attached EXHIBIT 1.

          (b) In the event that any Underlying Debtor suffers an insurance loss as to the Collateral Documents or the Equipment in the amount of fifty (50%) per cent or more of the then outstanding principal amount of the Underlying Loan to such Underlying

Debtor or if a loss is suffered of less than fifty (50%) percent and the Collateral Documents or the Equipment is not restored in full within thirty days of such damage, then the Seller shall forthwith repurchase such Underlying Loan for the Repurchase Price. In the event of such a repurchase, the amount of the monthly payments due from the Seller to the Buyer under Section 6.2 above, shall be reduced by an amount equal to the SIS Monthly Pass Through Payment due as to such Underlying Loan as described on attached EXHIBIT 2.

     Upon receipt of the Repurchase Price, Buyer will reassign to Seller all of Buyer's title and interest in the repurchased Collateral Documents and the Payments due thereunder and release its security interest in the Collateral Documents related thereto, all on an "AS IS", WITHOUT RECOURSE basis, without any representations or warranties of any kind whatsoever, as provided in the Security Agreement.

8. SECURITY. To secure the Obligations, the Seller has executed or caused to be executed the Security Agreement as of this date.

9. DEFAULT. with respect to the Seller and any endorser, guarantor or surety for the Seller, the occurrence of any of the following shall constitute a default ("Event of Default") hereunder:

     9.1 Failure to pay any Obligation within three (3) days of the date that such payment shall be due and payable.

     9.2 Failure to perform any term, condition, or covenant contained in this Agreement not cured within fifteen (15) days of written notice thereof by the Buyer, other than failure to perform under Sections 5.10 or 5.13(a) of this Agreement or Section 8.5 of the Revolving Credit Agreement as incorporated herein by Section 5.13(c) of this Agreement, for which there shall be no cure period.

     9.3 An Event of Default of or under any of the Documentation.

     9.4 An event of default under the Revolving Credit Agreement as the same may be amended from time to time, unless such default is waived by the parties to such Revolving Credit Agreement within thirty (30) days of breach. No such waiver shall be considered a waiver of any provision of the Revolving Credit Agreement to the extent that such provision is incorporated herein by reference. To the extent any such provision is incorporated herein by reference, it becomes a part of this Loan Agreement as if set forth herein and may not be waived or amended except pursuant to an amendment to this Loan Agreement.

     9.5 Any financial statement, representation, warranty, or certificate made or furnished to the Buyer if materially incorrect or materially incomplete when furnished.

     9.6  The involvement in any financial difficulty as evidenced by:

          (a) an assignment, composition, or similar device for the benefit of creditors, or

          (b) inability to pay debts when due, or

          (c) the commencement of a voluntary proceeding in bankruptcy or the failure to have dismissed within ninety (90) days any involuntary proceeding in bankruptcy or the voluntary institution or the failure to have dismissed within ninety (90) days any involuntary institution of any other proceedings under the law relating to bankruptcy reorganization, insolvency or relief of debtors, or

          (d) the voluntary appointment of a receiver or trustee, or the failure to have dismissed within ninety (90) days any involuntary appointment, the institution of proceedings for the dissolution, or full or partial liquidation, or the change in nature or discontinuance of its business.

          (e) Entry of Judgment in excess of $100,000.00 not satisfied, discharged or appealed in good faith within thirty (30) days of the entry thereof.

          (f) Any event which results in the acceleration of any indebtedness in excess of $100,000.00 to any others under any instrument, agreement, or undertaking.

10.  REMEDIES UPON DEFAULT.
     ---------------------

     10.1 Upon the occurrence of any Event of Default, the Buyer at its option may declare any or all Obligations immediately due and payable, and shall have all rights and remedies of a secured party under the laws of The Commonwealth of Massachusetts and as otherwise provided by law and by the Documentation.

     10.2 Without limiting the generality of the foregoing, upon the occurrence of any Event of Default, the Seller shall, upon demand by Buyer, repurchase all of the Underlying Loans and the Collateral Documents at the Repurchase Price. Upon such demand, Seller shall immediately pay the Repurchase Price to Buyer. Payments not made by Seller when due shall bear interest at the rate of ten and One-quarter (10.25%) per cent per annum. Upon payment in full of the Repurchase Price as to all of the Underlying Loans, plus interest for any late payments, Buyer shall assign the Underlying Loans and the Collateral Documents to

Seller as provided in the Security Agreement. Until the Repurchase Prices as to all Underlying Loans are paid in full, plus interest for any late payments, the Buyer shall be under no obligation to reassign any of the Underlying Loans or Collateral Documents to Seller.

     10.3 Proceeds actually received by the Buyer from any Collateral Documents may be applied by the Buyer to principal or interest of any or all of the Obligations, after deducting therefrom any expenses reasonably incurred by the Buyer in enforcing its rights hereunder, including reasonable attorney's fees incurred by the Buyer.

11.  MISCELLANEOUS PROVISIONS.
     ------------------------

     11.1 WAIVER AND MODIFICATION. The Buyer shall not be deemed to have waived any of its rights hereunder or under any other Obligations unless such waiver is in writing and signed by the Buyer. No delay or omission on the part of the Buyer in exercising any right shall operate as a waiver of such right or any other right. A waiver on one occasion shall not be construed as a bar to or a waiver of any right or remedy on any future occasion. The Seller hereby waives presentment, demand, protest, and notice of nonpayment or default. The Seller consents to and waives notice of the granting of any extension of time for payment or other indulgence granted to any account debtor or any other party, the taking and releasing by the Buyer of any security, or the compromise or settlement of any accounts.

     11.2 NOTICES. Except for any notice required under applicable law to be given in another manner, all notices to be given pursuant to this Agreement shall be sufficient if mailed postage prepaid, certified or registered mail, return receipt requested or by a recognized overnight delivery service for which evidence of delivery is provided to the addresses of the parties below, or to such other address as a party may direct by notice given as herein provided. Any time period provided in the giving of any notice hereunder shall commence upon the date such notice is deposited in the mail unless otherwise expressly provided in this Agreement.

             To Seller:

             HPSC, Inc.
             60 State Street
             Boston, MA 02109

             with a copy to:

             Hill & Barlow
             1 International Place
             Boston, MA 02110

             Attn: Dennis W. Townley, Esquire

             To Buyer:

             Springfield Institution for Savings
             1441 Main Street
             Springfield, MA 01103
             Attention: Imran Riaz

             with a copy to:

             Gary S. Fentin, Esquire
             Shatz, Schwartz and Fentin, P.C.
             1441 Main Street
             Springfield, MA 01103

     11.3 PAYMENTS; INTEREST. All payments which are due on a day on which the Buyer is not open for business shall be due and payable on the next business day such Buyer is open for business. All payments made shall be made in immediately available funds, and shall be applied first to the payment of prepayment premium and late charges, if any, second to interest accrued and due on the unpaid principal balance under this Agreement and the remainder shall be applied to the reduction of the unpaid principal. All interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year over the actual number of days elapsed.

     11.4 COSTS. Seller will pay, upon demand, all reasonable counsel fees and expenses incurred by the Buyer in connection with the financing being concluded as of this date, as well as all reasonable fees and expenses, including reasonable counsel fees, which the Buyer may hereafter incur in protecting and enforcing any of the Buyer's rights. Seller specifically authorizes the Buyer to pay all such fees and expenses and charge the same to its loan account with the Buyer.

     11.5 CERTAIN DEFINITIONS. Except as otherwise herein expressly provided, all terms shall have the meanings assigned to such terms under the Uniform Commercial Code and generally accepted accounting principles.

     11.6 COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

     11.7 PARTIAL INVALIDITY. In the event any clause or provision of the Documentation shall be invalid or void for any reason, such invalid or void clause or provision shall not affect the remainder of the Documentation, and the balance of the provisions thereof shall remain in full force and effect.

     11.8 RESOLUTION OF CONFLICTS. In the case of conflict or ambiguity between any covenants and/or conditions under this Loan Agreement and any other instrument signed in connection therewith then the Buyer may, at its option, have the right to elect the provision that controls.

     11.9 POWER OF ATTORNEY. Seller hereby grants the Buyer a power of attorney to endorse the name of the Seller on any documents reasonably deemed necessary by the Buyer to effectuate the purpose of this Agreement.

     11.10 DEPOSITS. Any deposits or other sums at any time credited by or due from the Buyer to the Seller and any securities or other personal property of the Seller hereof in the possession of the Buyer may at all times be held and treated as collateral security for the payment of the Obligations and of any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of said Seller to the Buyer. The Buyer on or after an Event of Default hereof may sell any such securities or other property at public or private sale without demand, notice or advertisement of any kind, all of which are hereby expressly waived. To the extent permitted by law, the Buyer may apply or set off such deposits or other sums against said liabilities at any time.

     11.11 CUMULATIVE RIGHTS. The rights and remedies of the Buyer as provided in this Agreement and in the Documentation shall be cumulative and concurrent, and may be pursued singly, successively, or together against Seller, the property described in the Documentation, any guarantor hereof, and any other funds, property or security held by Buyer for the payment hereof or otherwise at the sole discretion of the Buyer. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release of said rights or remedies or of the right to exercise them at any later time. The acceptance by Buyer of payment of any sum payable hereunder after the due date of such payment shall not be a waiver of Buyer's right to either require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.

     11.12 CERTAIN WAIVERS. The Seller and all other persons liable or to become liable for all or any part of this indebtedness, jointly and severally waive diligence in collection, presentment, protest and demand, notice of protest, demand, nonpayment, dishonor and maturity, and recourse to suretyship defenses generally and the benefit of any exemption under any homestead laws, if applicable; and hereby jointly and severally hereby consent to (i) any and all renewals, extensions or modifications of the terms hereof and of the Documentation, including the terms or time for payment of this Agreement; (ii) the release or surrender, exchange or substitution, failure to preserve or protect all or any part of any collateral security hereof or of the Documentation, whether real or personal or direct or indirect, (iii) the granting of any other indulgences of Seller; and (iv) the taking or releasing of other or additional parties primarily or contingently liable hereunder. Any such renewal, extension, modification, release, surrender, exchange or substitution may be made without notice to any of the parties without affecting the liability of said parties hereunder.

     11.13 ILLEGALITY OF CERTAIN PROVISIONS. In the event that any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, in whole or in part, or in any respect, or in the event that any one or more of the provisions of this Agreement shall operate, or would respectively operate, to invalidate this Agreement, then, and in any such event such provision or provisions only shall be deemed to be null and void and of no force or effect and shall not affect any other provision of this Note, and the remaining provisions of this Agreement shall remain operative and in full force and effect, shall be valid, legal and enforceable, and shall in no way be affected, prejudiced or disturbed thereby.

     12. GOVERNING LAW, CONSENT TO JURISDICTION AND SERVICE OF PROCESS. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF MASSACHUSETTS APPLICABLE TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF MASSACHUSETTS. SELLER DOES HEREBY SUBMIT, AT SELLER'S ELECTION, TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURTS (FEDERAL, STATE OR LOCAL) HAVING A SITUS WITHIN THE COUNTY OF HAMPDEN AND THE STATE OF MASSACHUSETTS WITH RESPECT TO ANY DISPUTE, CLAIM, OR SUIT WHETHER DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY RELATED ASSIGNMENT OF ANY OF SELLER'S OBLIGATIONS OR INDEBTEDNESS HEREUNDER. SELLER EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO ITS LAST KNOWN ADDRESS, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN
(10) DAYS AFTER THE DATE OF MAILING THEREOF. SELLER HEREBY IRREVOCABLY WAIVES ANY CLAIM THAT THE COUNTY HAMPDEN, STATE OF MASSACHUSETTS, IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE AS WELL AS ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO REMOVE ANY SUCH ACTION OF PROCEEDING, ONCE COMMENCED, TO ANOTHER COURT ON THE GROUNDS OF FORUM NON CONVENIENS OR OTHERWISE. THE EXCLUSIVE CHOICE OF FORUM SET FORTH HEREIN SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY BUYER OR ANY JUDGEMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION BY BUYER TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION.

     12.1 WAIVER OF JURY TRIAL. SELLER HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR OF ACTION BASE UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT. SELLER ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF BUYER. THIS WAIVER IS

INTENDED TO BE EFFECTIVE WITH RESPECT TO ALL DISPUTES WHICH ARISE OUT OF THIS AGREEMENT OR PERTAIN TO THE TRANSACTIONS CONTEMPLATED THEREBY. SELLER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO BUYER'S ENTERING INTO THIS BUSINESS RELATIONSHIP, THAT BUYER ALREADY HAS RELIED ON SUCH WAIVER IN ENTERING INTO THIS BUSINESS RELATIONSHIP, THAT BUYER ALREADY HAD RELIED ON SUCH WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT BUYER WILL CONTINUE TO RELY ON SUCH WAIVER IN ITS FUTURE DEALINGS. SELLER FURTHER WARRANTS AND REPRESENTS THAT IT KNOWINGLY AND VOLUNTARILY HAS WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, AND MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SUCH WAIVER SET FORTH HEREIN SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO AT TRIAL BY THE COURT.

     12.2 OTHER PROVISIONS. Any provisions contained in any Exhibit annexed hereto are hereby incorporated by reference into this Agreement.

     IN WITNESS WHEREOF, the parties have on the date first-above written executed this Agreement as a sealed instrument.

 WITNESS:                            HPSC, INC.

______________________________       By:  Rene Lefabure

                                        Its  CFO

                                     SPRINGFIELD INSTITUTION FOR SAVINGS

______________________________       By:  Imran Riaz

                                        Its  AVP

                                    EXHIBIT 3


- --------------------------------------------------------------------------------





                              AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


                            dated as of May 15, 1995


                                     between


                                   HPSC, INC.


                                       and


                        THE FIRST NATIONAL BANK OF BOSTON
                            individually and as Agent


                                       and


                            Bank of America Illinois
                               Shawmut Bank, N.A.
                              CoreStates Bank, N.A.
                             The Daiwa Bank, Limited





- --------------------------------------------------------------------------------

                                                          EXHIBIT 2

- -----------------------------------------------------------------------------------------------------------------------------
                                                     HPSC, INC. (POOL 2)
                                                  MONTHLY PAYMENT BREAKDOWN

 PAYMENT                       PRINCIPAL       SIS PRINCIPAL    SIS INTEREST       TOTAL SIS     HPSC SERVICE      HPSC, INC.
 NUMBER      PAYMENT DATE       BALANCE           PORTION          PORTION          PAYMENT          FEE            PAYMENT

    0          10/01/95      1,515,496.53             -                 -                -             -                 -
    0          11/01/95      1,515,496.53        24,597.46        10,419.04         35,016.50        376.81          2,287.46
    1          12/01/95      1,490,899.07        24,766.57        10,249.93         35,016.50        376.81          2,287.46
    2          01/01/96      1,466,132.50        24,936.84        10,079.66         35,016.50        376.81          2,287.46
    3          02/01/96      1,441,195.66        25,108.28         9,908.22         35,016.50        376.81          2,287.46
    4          03/01/96      1,416,087.38        25,280.90         9,735.60         35,016.50        376.81          2,287.46
    5          04/01/96      1,390,806.48        25,454.71         9,561.79         35,016.50        376.81          2,287.46
    6          05/01/96      1,365,351.77        25,629.71         9,386.79         35,016.50        376.81          2,287.46
    7          06/01/96      1,339,722.06        25,805.91         9,210.59         35,016.50        376.81          2,287.46
    8          07/01/96      1,313,916.15        25,983.33         9,033.17         35,016.50        376.81          2,287.46
    9          08/01/96      1,287,932.82        26,161.96         8,854.54         35,016.50        376.81          2,287.46
   10          09/01/96      1,261,770.86        26,341.83         8,674.67         35,016.50        376.81          2,287.46
   11          10/01/96      1,235,429.03        26,522.93         8,493.57         35,016.50        376.81          2,287.46
   12          11/01/96      1,208,906.10        26,705.27         8,311.23         35,016.50        376.81          2,287.46
   13          12/01/96      1,182,200.83        26,888.87         8,127.63         35,016.50        376.81          2,287.46
   14          01/01/97      1,155,311.96        27,073.73         7,942.77         35,016.50        376.81          2,287.46
   15          02/01/97      1,128,238.23        27,259.86         7,756.64         35,016.50        376.81          2,287.46
   16          03/01/97      1,100,978.37        27,447.27         7,569.23         35,016.50        376.81          2,287.46
   17          04/01/97      1,073,531.10        27,635.97         7,380.53         35,016.50        376.81          2,287.46
   18          05/01/97      1,045,895.13        27,825.97         7,190.53         35,016.50        376.81          2,287.46
   19          06/01/97      1,018,069.16        28,017.27         6,999.23         35,016.50        376.81          2,287.46
   20          07/01/97        990,051.89        28,209.89         6,806.61         35,016.50        376.81          2,287.46
   21          08/01/97        961,842.00        28,403.84         6,612.66         35,016.50        376.81          2,287.46
   22          09/01/97        933,438.16        28,599.11         6,417.39         35,016.50        376.81          2,287.46
   23          10/01/97        904,839.05        28,795.73         6,220.77         35,016.50        376.81          2,287.46
   24          11/01/97        876,043.32        28,993.70         6,022.80         35,016.50        376.81          2,287.46
   25          12/01/97        847,049.62        29,193.03         5,823.47         35,016.50        376.81          2,287.46
   26          01/01/98        817,856.59        29,393.74         5,622.76         35,016.50        376.81          2,287.46
   27          02/01/98        788,462.85        29,595.82         5,420.68         35,016.50        376.81          2,287.46
   28          03/01/98        758,867.03        29,799.29         5,217.21         35,016.50        376.81          2,287.46
   29          04/01/98        729,067.74        30,004.16         5,012.34         35,016.50        376.81          2,287.46
   30          05/01/98        699,063.58        30,210.44         4,806.06         35,016.50        376.81          2,287.46
   31          06/01/98        668,853.14        30,418.13         4,598.37         35,016.50        376.81          2,287.46
   32          07/01/98        638,435.01        30,627.26         4,389.24         35,016.50        376.81          2,287.46
   33          08/01/98        607,807.75        27,684.06         4,178.68         31,862.74        343.64          2,157.73
   34          09/01/98        580,123.69        27,874.39         3,988.35         31,862.74        343.64          2,157.73
   35          10/01/98        552,249.30        28,066.03         3,796.71         31,862.74        343.64          2,157.73
   36          11/01/98        524,183.27        28,258.98         3,603.76         31,862.74        343.64          2,157.73
   37          12/01/98        495,924.29        28,453.26         3,409.48         31,862.74        343.64          2,157.73
   38          01/01/99        467,471.03        28,648.88         3,213.86         31,862.74        343.64          2,157.73
   39          02/01/99        438,822.15        28,845.84         3,016.90         31,862.74        343.64          2,157.73
   40          03/01/99        409,976.31        29,044.15         2,818.59         31,862.74        343.64          2,157.73
   41          04/01/99        380,932.16        29,243.83         2,618.91         31,862.74        343.64          2,157.73
   42          05/01/99        351,688.33        29,444.88         2,417.86         31,862.74        343.64          2,157.73
   43          06/01/99        322,243.45        27,333.55         2,215.42         29,548.97        318.98          2,029.92
   44          07/01/99        294,909.90        27,521.46         2,027.51         29,548.97        318.98          2,029.92
   45          08/01/99        267,388.44        27,710.67         1,838.30         29,548.97        318.98          2,029.92
   46          09/01/99        239,677.77        27,901.19         1,647.78         29,548.97        318.98          2,029.92
   47          10/01/99        211,776.58        28,093.01         1,455.96         29,548.97        318.98          2,029.92
   48          11/01/99        183,683.57        26,323.96         1,262.82         27,586.78        298.29          1,943.50
   49          12/01/99        157,359.61        26,504.93         1,081.85         27,586.78        298.29          1,943.50
   50          01/01/00        130,854.68        26,687.15           899.63         27,586.78        298.29          1,943.50

                                                          EXHIBIT 2

- -----------------------------------------------------------------------------------------------------------------------------
                                                     HPSC, INC. (POOL 2)
                                                  MONTHLY PAYMENT BREAKDOWN

 PAYMENT                       PRINCIPAL       SIS PRINCIPAL    SIS INTEREST       TOTAL SIS     HPSC SERVICE      HPSC, INC.
 NUMBER      PAYMENT DATE       BALANCE          PORTION           PORTION           PAYMENT          FEE            PAYMENT


   51          02/01/00      104,167.53          25,840.37        716.15            26,556.52        287.19          1,875.16
   52          03/01/00       78,327.16          20,517.62        538.50            21,056.12        227.82          1,497.95
   53          04/01/00       57,809.54          15,983.02        397.44            16,380.46        177.33          1,174.97
   54          05/01/00       41,826.52          12,531.64        287.56            12,819.20        138.82            924.09
   55          06/01/00       29,294.88           9,706.01        201.40             9,907.41        107.15            700.80
   56          07/01/00       19,588.87           8,800.24        134.67             8,934.91         96.61            629.63
   57          08/01/00       10,788.63           2,669.02         74.17             2,743.19         29.25            152.29
   58          09/01/00        8,119.61           2,687.37         55.82             2,743.19         29.25            152.29
   59          10/01/00        5,432.24           2,705.84         37.35             2,743.19         29.25            152.29
   60          11/01/00        2,726.40           2,724.45         18.74             2,743.19         29.25            152.29
   61          12/01/00            1.95               0.00          0.01                 0.01          0.00          2,924.73
   62          01/01/01            0.00               0.00          0.00                 -             0.00          2,924.73
   63          01/30/01            0.00               0.00          0.00                 -             0.00              0.00
                                                                                                                   ----------
                                                                                                                   126,304.80

                                   Page 2 of 2